UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2016

LM FUNDING AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37605	47-3844457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 Knights Run Avenue, Suite 1000

Tampa, Florida 33602

(Address of principal executive offices, including zip code)

(813) 222-8996

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 4, 2016 (the “Effective Date”), LM Funding America, Inc. (the “Company”) entered into employment agreements (each individually, an “Employment Agreement” and collectively, the “Employment Agreements”) with Steve Weclew (“Mr. Weclew”), the Company’s Chief Financial Officer, and Aaron L. Gordon (“Mr. Gordon”), the Company’s Secretary and General Counsel.

Mr. Weclew’s Employment Agreement

Under the terms of the Employment Agreement between the Company and Mr. Weclew, Mr. Weclew will serve as Chief Financial Officer of the Company for a term of one year. The term of the Employment Agreement will be automatically renewed each successive year unless Mr. Weclew or the Company provides written notice of termination. Mr. Weclew is to receive a base salary of $200,000 per year, subject to possible merit increases beginning in 2017. In addition, Mr. Weclew is eligible to receive an annual bonus and long term incentive awards as determined by the Company’s Board of Directors and is eligible to participate in any equity incentive plan, stock option plan, or similar plan adopted by the Company.

On the Effective Date, Mr. Weclew also received stock options to purchase 25,600 shares of the Company’s common stock under the Company’s 2015 Omnibus Incentive Plan (“Plan”) at a price equal to $12.50 per share. These stock options vest over a three year period in equal annual installments beginning on the one year anniversary of the Effective Date. Additional grants under the Plan may be made to Mr. Weclew based upon an evaluation of his performance by the Company’s Board of Directors.

If the Company terminates Mr. Weclew’s employment “without cause” or Mr. Weclew resigns “for good reason” during the term of his Employment Agreement, Mr. Weclew will be entitled to receive his accrued salary and accrued bonus, as well as cash in an amount equal to his salary in equal installments over a 12 month period, subject to certain set-offs for amounts earned in substantially similar full-time employment. (As a condition to receiving such accrued bonus amounts and severance payments, Mr. Weclew must execute, deliver, and not revoke a general release in favor of the Company.) In addition, all unvested restricted shares, options and warrants granted during the term of the Employment Agreement will become fully vested and non-forfeitable. If Mr. Weclew’s employment terminates during the term of the Employment Agreement due to death or disability, Mr. Weclew or his beneficiaries will be entitled to receive his accrued salary and accrued bonus and all unvested restricted shares, options and warrants granted during the term of the Employment Agreement will become fully vested and non-forfeitable. If Mr. Weclew’s employment terminates “for cause” or Mr. Weclew resigns “without good reason” during the term of the Employment Agreement, Mr. Weclew will be entitled to receive his accrued salary. The Employment Agreement includes non-competition and non-solicitation covenants that will be in effect while Mr. Weclew is employed by the Company and for the two year period following the termination of his employment.

Mr. Gordon’s Employment Agreement

Under the terms of the Employment Agreement between the Company and Mr. Gordon, Mr. Gordon will serve as Secretary and General Counsel of the Company for a term of one year. The term of the Employment Agreement will be automatically renewed each successive year unless Mr. Gordon or the Company provides written notice of termination. Mr. Gordon is to receive a base salary of $125,000 per year, subject to possible merit increases beginning in 2017, as well as an automobile and cellular phone allowance of $600 per month. In addition, Mr. Gordon is eligible to receive an annual bonus and long term incentive awards as determined by the Company’s Board of Directors and is eligible to participate in any equity incentive plan, stock option plan, or similar plan adopted by the Company.

On the Effective Date, Mr. Gordon also received stock options to purchase 17,600 shares of the Company’s common stock under the Plan at a price equal to $12.50 per share. These stock options vest over a three year period in equal annual installments beginning on the one year anniversary of the Effective Date. Additional grants under the Plan may be made to Mr. Gordon based upon an evaluation of his performance by the Company’s Board of Directors.

If the Company terminates Mr. Gordon’s employment “without cause” or Mr. Gordon resigns “for good reason” during the term of his Employment Agreement, Mr. Gordon will be entitled to receive his accrued salary and accrued bonus, as well as cash in an amount equal to his salary in equal installments over a 12 month period, subject to certain set-offs for amounts earned in substantially similar full-time employment. (As a condition to receiving such accrued bonus amounts and severance payments, Mr. Gordon must execute, deliver, and not revoke a general release in favor of the Company.) In addition, all unvested restricted shares, options and warrants granted during the term of the Employment Agreement will become fully vested and non-forfeitable. If Mr. Gordon’s employment terminates during the term of the Employment Agreement due to death or disability, Mr. Gordon or his beneficiaries will be entitled to receive his accrued salary and accrued bonus and all unvested restricted shares, options and warrants granted during the term of the Employment Agreement will become fully vested and non-forfeitable. If Mr. Gordon’s employment terminates “for cause” or Mr. Gordon resigns “without good reason” during the term of the Employment Agreement, Mr. Gordon will be entitled to receive his accrued salary. The Employment Agreement includes non-competition and non-solicitation covenants that will be in effect while Mr. Gordon is employed by the Company and for the two year period following the termination of his employment.

The foregoing is only a brief description of the material terms of the Employment Agreements, does not purport to be a complete description of the Employment Agreements, and is qualified in its entirety by reference to the Employment Agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1	Employment Agreement, dated January 4, 2016, by and between the Company and Steve Weclew.

10.2	Employment Agreement, dated January 4, 2016, by and between the Company and Aaron L. Gordon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LM FUNDING AMERICA, INC.

By:	/s/ Stephen Weclew
Stephen Weclew
Chief Financial Officer
(Principal Accounting Officer and Principal Financial Officer)

Date: January 7, 2016

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Employment Agreement, dated January 4, 2016, by and between the Company and Steve Weclew.

10.2	Employment Agreement, dated January 4, 2016, by and between the Company and Aaron L. Gordon.